Exhibit 5
Form SB-2
Mountain Oil, Inc.

September 27, 1999

                    CRUDE OIL PURCHASE CONTRACT

To:  Mountain Oil, Inc.
     3954 East Highway 40
     Post Office Box 1574                              EOTT Contract 038141
     Roosevelt, UT  84066                              Other Company Number
                                                       Owner:

Attention:     Craig Phillips

When accepted by you in the manner hereinafter indicated, this shall evidence the agreement between Mountain Oil, Inc. hereinafter called "Seller" and EOTT Energy Operating Limited Partnership hereinafter called "Buyer" under the terms of which the seller agrees to sell and deliver and the buyer agrees to purchase and receive the hereinafter described crude oil and /or condensate upon the following terms and conditions:

EOTT Receives
I.   TERM:

Commencing at 7:00 a.m., mountain time ("MT") September 1, 1999 and continuing from month-to-month thereafter until terminated by either party hereto giving written notice of termination specifying a termination date which shall not be less than thirty
(30) days after the date of such notice. Termination shall no affect rights or obligations of either party accrued prior to the date of termination.

II.  TYPE OF OIL:

BLACK WAX CRUDE

III.      QUANTITY:

A volume equal to the total lease production from the leases listed on atachment "A: (approximately 100 barrels per day)

IV.  DELIVERY:

Mountain Oil, Inc. shall deliver the crude oil to EOTT at the various leases listed on atttachment "A" into EOTT designated trucks with title and risk of loss to pass to EOTT as the crude oil passes through the outlet flange of the lease tankage or meters.

V.   PRICE:

EOTT's Utah black wax posted price for the month of delivery for gravity delivered, plus $1.00 per barrel. Price to be based on equal daily quantities.

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VI.   PAYMENT:

Payment shall be made by EOTT pursuant to open division order executed by Mountain Oil, Inc., less taxes, by check on the twentieth (20th) day of the month following the month of delivery. Division orders shall be mailed simultaneously and separately from this agreement by EOTT'a division order department, ans shall await execution of said division orders before payment can be disbursed. If any division orders are executed pursuant to this agreement, and in the event of any irreconcilable conflict between the terms of any such division orders and this agreement, the terms of this agreement shall be deemed controlling. Even if the division orders are dated subsequent to this agreement. If due date falls on Saturday or a Friday bank holiday, payment shall become due on the preceding business day. If due date falls on Sunday, or a Monday bank holiday, payment shall become due on the next business day.

VII.      DIVISION ORDERS:

All division orders, division order documents and division order matter shall be sent to the following addresses:

EOTT Energy Operating limited Partnership         Mountain Oil, Inc.
Attn: Division Order Department                   Attn: Peggy Johnson
P.O. Box 4666
Houston, TX 77210-4666

VIII.     INVOICES:

All invoices, invoicing documents and invoicing matters for EOTT shall be sent to the following address:

EOTT Energy Operating Limited Partnership
P.O. Box 4666
Houston, TX 77210-4666
Attn: Crude Oil Accounting
Telecopy Nos.: (713)993-5805/5806

IX.  ALL OTHER NOTICES:

All written confirmations, correspondence, etc., shall be sent to the following address:

EOTT Energy Operating Limited Partnership         Mountain Oil, Inc.
Attn: Ruth Cardenas                               Attn:  Peggy Johnson
1050 17th Street, Suite 1825
Phone: (303)629-5044                              Phone: (435) 722-2992
Fax:  (303) 629-9623                              Fax: (435) 722-0978

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X.   SPECIAL PROVISIONS:

Mountain Oil, Inc. represents and warrants unto EOTT that all crude oil delivered to EOTT hereunder shall be virgin crude oil, and Mountain Oil, Inc. shall fully indemnify EOTT against any loss, damage, harm, liability, claim, action, suit, demand or complaint whatsoever, which EOTT may suffer as a result of receiving non-virgin crude oil from Mountain Oil, Inc. hereunder.

Mountain Oil, Inc. represents and warrants unto EOTT that Mountain Oil, Inc. has full right and authority to enter into this contract with respect to all of the crude oil volumes to be delivered hereunder and that the execution and performance of this contract by Mountain Oil, Inc. shall not, at any time, constitute a breach or violation of any agreement which Mountain Oil, Inc., may have with any third party or a breach of any duty which Mountain Oil, Inc. may have to any third party.

Mountain Oil, inc. shall fully defend and indemnify EOTT against, and hold EOTT fully harmless, from any claim, action, suit, demand or complaint (of any nature whatsoever) which any interest owner in any well or lease listed on Attachment "A" may bring in connection with (I) this contract between Mountain Oil, Inc. and EOTT, or (II) any production proceeds paid out by EOTT pursuant to this contract.

Mountain Oil, Inc. shall not assign this contract to any person or firm except upon written consent y EOTT, which consent shall not be unreasonably withheld. This contract shall be binding upon and inure to the benefit of th parties hereto, their respective heirs, representatives, successors and assigns.

Please confirm your acceptance of the above terms and conditions by immediate return telex/fax to the attention of :

Ruth Cardenas
Contract Administration Department
Phone:    (303) 629-5044
Fax:      (303) 629-9623

If no written objection has been received from you within 48 hours of this transmission, each term and condition set forth in this telex shall be binding upon the aforementioned parties.

Regards,
Stephen J. Comstock
General Manager - Rocky Mountain Region

Accepted and agreed to this 1st day
Of September, 1999 BY:

Mountain Oil, Inc.

By:  /s/ Craig Phillips, President

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                          Attachment "A"
EOTT                                                      Effect
Lease No. Lease Name             Location                 Date

5088828   Ute Tribal 24-12         SEC 24-5S-4W             9/1/99
                                   Duchesne County, Utah
5088834   Ute Indian Tribe 1-13    SEC  13-4S-6W            9/1/99
                                   Duchesne County, Utah
5088835   Ute Indian Tribe 11-25   SEC  25-4S-3W            9/1/99
                                   Duchesne County, Utah
5088836   Ute Indian Tribe 1-2     SEC 2-4S-4W              9/1/99
                                   Duchesne County, Utah
5088837   Lawson 1-21 A1           SEC 21-1S-1W             9/1/99
                                   Duchesne County, Utah
5088838   Wilkins 1-24 A5          SEC 24-1S-5W             9/1/99
                                   Duchesne County, Utah
5088839   Walker 2-24 A5           SEC 24-1S-5W             9/1/99
                                   Duchesne County, Utah
5088954   Ute Indian Tribe 13-15x  SEC  13-4S-6W            9/1/99
                                   Duchesne County, Utah

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                        Mountain Oil, Inc.
                             Well List

Well Name

Badger Ute L.E. Font 3-27Z2
TIN, R2W, Section 27, SESE, USM
Duchesne County, Utah
API# 43-013-31052
Lease #
Green River/ Wasatch Formation
Entity, 09464
First Production 6/85
Field: 65 Bluebell

Ute Tribal 1-16A1E
T1S, R1E, Section 16, SESE, USM
Uintah County, Utah
API# 43-047-30231
Lease #
Green River/ Wasatch Formation
Fntity: 00780
First Production: 1/77
Field: 65 Bluebell
Fee Surface

Fausett 1-26 A1E
T1S, R1E, Section 26, NWSE, USM
Uintah County, Utah
API # 43-047-30821
CA#  UTU71370
Lease #
Green River Formation
Entity: 00870
First Production: 3/84
Field: 65 Bluebell
Fee Surface


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Dye-Hall 1-21A1
T1S, R1W, Section 21, SENE, USM
Duchesne County, Utah
API # 43-013-31163
Lease #
Green River/ Wasatch Formation
Entity: 10713
First Production: 2/87
Field- 65 Bluebell
Fee Surface

Lawson 1-21A1
T1S, R1W, Section 21, NESW, USM
Duchesne County, Utah
API # 43-013-30738
Lease #
Green River/ Wasatch Formation
Entity: 00935
Field- 65 Bluebell
Status: Lease held by Dye-Hall Production

Wilkins 1-24AS
T1S, R5W, Section 24, NWNE, USM
Duchesne County, Utah
API # 43-013-30320
Lease #
Green River/ Wasatch Formation
Entity; 00205
First Production: 3/75
Field: 55 Altamont

Walker 2-24A5
T1S, R5W, Section 24, SESW, USM
Duchesne County, Utah
API # 43-013-31805
Lease #
Green River/ Wasatch Formation
Entity: 00218
First Production; 11/85
Field: 55 Altamont
Fee Surface

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1-2B1E
T2S, R1W, Section 20, SESW, USM
Uintah County, Utah
API# 43-047-30931
Lease #
Green River/ Wasatch Formation
Entity: 600
First Production , 11/83
Field: 65 Bluebell

Nielson 1-20B1
T2S, R1W, Section 20, SWNE, USM
Duchesne County, Utah
API # 43-013-30740
Lease #
Green River/ Wasatch Formation. Formation Perforated
Entity: 00673
First Production: 11/83
Field: 65 Bluebell
Fee Surface

Myrin Ranch #1
T2S, R3W Section 20, SWNE, USM
Duchesne County, Utah
API# 43-013-30176
Lease #
Green River/ Wasatch Formation
Entity: 01091
First Production: 4/73
Field: 55 Altamont

Josie, 1A-3B5
T2S, R5W, Section 3, NESW, USM
Duchesne County, Utah
API # 43-013-30677
Lease #
Green River/ Wasatch Formation
Entity: 00216
First Production: 12/84
Field: 55 Altamont
Fee Surface

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Josie 1-3B5
T2S, RSW, Section 3, SENE, USM
Duchesne County, Utah
API # 43-013-30273
Lease #
Green River/ Wasatch Formation
Entity: 00215
First Production: 5/82
Field: 55 Altamont

Ute Tribal 1-13
T5S, R4W, Section 13, SWSW, USM
Duchesne County, Utah
API # 43-013-20073
Lease #
Green River Formation
Entity: 0 1225
First Production 7/66
Field: 72 Brundage Canyon

Ute Tribal 13-15X
T5S, R4W, Section 13, SWSW. USM
Duchesne County, Utah
API# 43-013-,30844
Lease #
Green River Formation
Entity: 09100
First Production: 12/83
Field: 72 Brundage Canyon

Ute Tribal 24-12
T5S, R4W, Section 24, NWSW, USM
Duchesne County, Utah
API#  4 43-013-30830
Lease #
Green River Formation
Entity: 09104
First Production: 8/94
Field: 72 Brundage Canyon

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River Junction Federal 11-18
T9S, R20E, Section 18, NESW, SLM
Uintah County, Utah
API# 43-047-31316
Lease #
Green River Formation
Entity. 09705
First Production: 9/84
Field: 630 Natural Buttes

1-19B5
T2S, R5W, Section 19, SENE, USM
Duchesne County, Mall
API#  43-013-30509
CA#  UTU75537
Lease #
Green River/ Wasatch Formation
Entity: 02340
First Production: 6/80
Field: 55 Altamont

Ute Tribal 1-12B6
T2S, R6W, Section 12, SENE, USM
Duchesne County, Utah
API#  43-013-30268
CA # UTU 75763
Lease #
Green River/ Wasatch Formation
Entity: 0 1866
First Production: 3/74
Field: 55 Altamont

1-31C5
T3S, R5W, Section  31, SENW, USM
Duchesne County, Utah
API#  43-013-30501
Lease #
Green River/ Wasatch Formation
Entity. 02330
First Production, 2/80
Field: 55 Altamont

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Ute Tribal 7-24
T4S, R3W, Section 24, SWNE, USM
Duchesne County, Utah
API # 43-013-30768
Lease #
Wasatch Formation
Entity: 02625
First Production: 10/83
Field: 117 South Myton Bench
Fee Surface

Black Jack 1-14D6
T4S, R6W, Section 14, SWNE USM
Duchesne County, Utah
API#  43-013-30480
Lease #
Green River/ Wasatch Formation
Entity: 05275
First Production: 7/79
Field 55 Altamont

Ute Tribal 11 -25
T4S, R3W, Section 25, NESW, USM
Duchesne County, Utah
API# 43-013-30743
Lease #
Green River Formation
Entity: 02645
First Production. 7/83
Field: 117 South Myton Bench
Fee Surface

Coyote Canyon 10-9
T4S, R4W, Section 9, NWSE, USM
Duchesne County, Utah
API # 43-013-30861
Lease #
Wasatch Formation
Entity: 09900
First Production: 11/84
Field: 90 Duchesne

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Ute Tribal 16-2
T5S, R4W, Section 2, SESE, USM
Duchesne County, Utah
API#  43-013-30756
Green River Formation
Entity: 02610
First Production 1/84
Field: 72 Brundage Canyon
Fee. Surface

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